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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                January 5, 2000
                                 Date of Report
                       (Date of earliest event reported)



                         BELLWETHER EXPLORATION COMPANY
       (Exact name of small business issuer as specified in its charter)


           Delaware                        0-9498                76-0437769
(State or other jurisdiction of    (Commission file number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                             1331 Lamar, Suite 1455
                             Houston, Texas  77010
          (Address of principal executive offices, including zip code)


                                 (713) 650-1025
                (Issuer's telephone number, including area code)


                                      N/A
                        (Former name and former address,
                         if changed since last report)
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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

     Not applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     Not applicable

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

     Not applicable

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

     Not applicable

ITEM 5.  OTHER EVENTS

     Bellwether Exploration Company made the Press Release attached hereto as
Exhibit 99A.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

     Not applicable

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Business Acquired.

     Not applicable to this filing.

(b)  Pro forma Financial Information.

     Not applicable to this filing.

(c)  Exhibits

     99A.  Copy of the Company's Press Release dated January 5, 2000

ITEM 8.  CHANGE IN FISCAL YEAR

     Not applicable

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Bellwether Exploration Company
                              (Registrant)



                              By: /s/ Robert Bensh
                                  -------------------------------------
Dated: January 5, 1999            Robert Bensh, Chief Financial Officer

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                                 EXHIBIT INDEX

Exhibit
 Number                 Title of Document
--------                -----------------
99A          Copy of the Company's Press Release dated January 5, 2000

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